                                TERMINATION AGREEMENT

               WHEREAS, Emad A. Zikry ("Option Holder") has been granted options to purchase shares of common stock (the "Options") of ARM Financial Group, Inc. (the "Company"); and

               WHEREAS, the Company and Option Holder wish to terminate the Options in connection with the transactions contemplated by that certain Purchase Agreement, dated as of May 21, 1997, by and between ARM Capital Advisors Holdings, LLC and the Company (the "Purchase Agreement").

               NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Option Holder hereby agree as follows:

          1. Pursuant to Section 6(h)(iii) of the Purchase Agreement, Option Holder hereby agrees that all of the Options are terminated and surrendered as of December 1, 1996, and all obligations of the parties thereunder shall be null and void effective as of December 1, 1996.

          2. This Termination Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed this Termination Agreement on November 7, 1997, but effective as of December 1, 1996.

                                        ARM FINANCIAL GROUP INC.

                                        By:/s/ Martin H. Ruby
                                           ------------------------------
                                        Title: Co-Chief Executive Officer
                                              ----------------------------


                                        By:/s/ John Franco
                                           ------------------------------
                                        Title: Co-Chief Executive Officer
                                              ---------------------------

                                        OPTION HOLDER:

                                        /s/   Emad Zikry
                                        ---------------------------------
                                        Name: Emad Zikry
                                             ----------------------------